WESTCORE TRUST

Supplement dated March 14, 2005 to the Westcore Equity and Bond
Funds Prospectus dated September 28, 2004.

Effective June 1, 2005, this supplement is to be used with the prospectus dated September 28, 2004. This supplement together with the prospectus constitutes a current prospectus.

The following information replaces the ﬁrst paragraph on page 71 in the section titled “Investment Personnel.”

Westcore MIDCO Growth Fund
Securities analysts within the Equity Growth research team recommend purchase and sell decisions for this Fund. The Fund has a Lead Portfolio Manager, supported by Co-Portfolio Managers who all work closely with the analysts, challenging investment ideas to ensure that investments are attractive and compatible with the Fund’s investment objective and strategies.

The following information replaces the third paragraph on page 71 in the section titled “Investment Personnel.”

Westcore Select Fund
The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager frequently utilizes investment research conducted by the securities analysts within the Equity Growth research team.

The following information replaces the third paragraph on page 72 in the section titled “Investment Personnel.”

Westcore Colorado Tax-Exempt Fund
The Lead Portfolio Manager is responsible for making investment decisions for the Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by the Co-Portfolio Manager. The Portfolio Managers frequently utilize investment research conducted by the Fixed Income research team.

The following information replaces the ﬁrst and second paragraphs in the section titled “Portfolio Managers” on page 72 and replaces the information presented in

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the “Research Teams” table on page 75 regarding total years of professional experience and years with the adviser and its predecessor organizations.

William S. Chester, CFA, a Vice President of Denver Investment Advisors and Managing Director of the Equity Growth research team, has been appointed Lead Portfolio Manager of Westcore MIDCO Growth Fund and Westcore Select Fund effective June 1, 2005. Mr. Chester was Co-Portfolio Manager of Westcore Select Fund from December 1, 2001 to May 31, 2005 and was Co-Portfolio Manager of Westcore MIDCO Growth Fund from October 1, 2002 to May 31, 2005. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986. Mr. Chester has a total of 19 years of professional experience and has been with the adviser and its predecessor organizations for 19 years.

Jeffrey S. Payne, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Mr. Payne joined Denver Investment Advisors in 1998 and has been a member of the Equity Growth research team since 2000. Prior to joining Denver Investment Advisors, Mr. Payne was with GE Financial Assurance for ﬁve years where he managed a variety of ﬁxed income securities and was the manager of the Public-Corporate Bond Department. Mr. Payne has a total of 21 years of professional experience and has been with the adviser and its predecessor organizations for 7 years.

Lisa Z. Ramirez, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Ms. Ramirez joined Denver Investment Advisors in 1993 and has been a member of the Equity Growth research team since 1997. Ms. Ramirez has a total of 12 years of professional experience and has been with the adviser and its predecessor organizations for 12 years.

F. Wiley Reed, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore MIDCO Growth Fund effective June 1, 2005. Prior to joining Denver Investment Advisors in 1996, Mr. Reed co-managed a micro-cap fund at the Graduate School of Industrial Administration (GSIA) at Carnegie Mellon University. He was also a pension analyst for Jefferson-Pilot Corporation. Mr. Reed has a total of 10 years of professional experience and has been with the adviser and its predecessor organizations for 9 years.

The following information is inserted after the last paragraph in the section titled “Portfolio Managers” on page 74.

Kenneth A. Harris, CFA, a Vice President of Denver Investment Advisors, has been appointed Co-Portfolio Manager of Westcore Colorado Tax-Exempt Fund effective June 1, 2005. Mr. Harris has been a portfolio manager at Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, he was with Blue Cross and Blue Shield of Colorado from 1985 to 2000, where he was Treasurer from 1995 to 2000. Mr. Harris has a total of 20 years of professional experience and has been with the adviser and its predecessor organizations for 5 years.